Exhibit 99.3

TRANSITIONAL SERVICES AGREEMENT

This Transitional Services Agreement (this "Agreement") is made as of April 21, 2007 between THE STANDARD REGISTER COMPANY, an Ohio corporation ("Seller") and EXPED, LLC, an Ohio limited liability company ("Purchaser"), under the following circumstances:

A.

Pursuant to the Asset Purchase Agreement dated as of the date hereof (the “Asset Purchase Agreement”) between Seller and Purchaser, Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, specified assets used in or related to the Business as provided therein.  The capitalized terms used herein that are not defined in this Agreement shall have the respective meanings given in the Asset Purchase Agreement.

B.

In connection with its acquisition of the Business, Purchaser desires to retain the services of Seller to provide certain transitional services, and, accordingly, as required by the Asset Purchase Agreement, Seller and Purchaser are entering into this Agreement concurrently with the Closing under the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties agree as follows:

Section 1.  Transition Services.  Subject to the terms and conditions herein, the following apply to the provision of transitional services (each a "Service" and collectively, the "Services"):

(a)

During Seller's normal business hours, Seller agrees to provide to Purchaser those Services set forth on Schedule A attached hereto.

(b)

Seller agrees to provide to Purchaser the employees of Seller listed on Schedule C (the "Leased Employees") until no later than June 18, 2007.  The Leased Employees shall perform the same or similar job functions, relating to the Business, as each performed prior to the date hereof.  Thereafter, the SRC Transition Personnel will become employees of Purchaser in accordance with Section 10 of this Agreement.  The SRC Retained Personnel will not become employees of Purchaser.

(c)

Seller shall allow Purchaser to use the office space listed on Schedule B (the "Space") to the extent and in the manner used by employees of Seller immediately prior to the date hereof in connection with the operation of the Business, subject to and in accordance with the provisions of Section 9, below.

(d)

Seller shall allow Leased Employees and SRC Transition Personnel to use all telecommunications equipment and hardware and software listed on Schedule A related to the Space that was used in the Business immediately prior to the date hereof.

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(e)

Except as otherwise provided herein, Seller shall provide the Services to Purchaser until the earliest of (i) termination of this Agreement pursuant to Section 2, below; (ii) discontinuation of the Services pursuant to Section 4, below; or (iii) October 31, 2007 (the "Transition Period").

Section 2.  Termination.

(a)

This Agreement may be terminated at any time:

(i)

by an agreement in writing signed by each of the parties;

(ii)

by either Purchaser or Seller upon breach or default by the other.  Such termination shall be effective twenty (20) days after receipt by the breaching party of written notice by the non-breaching party of the breach if such breach or default is not cured within such twenty (20) days after such receipt, provided that with respect to a breach or default of Purchaser under Section 3, Seller may terminate this Agreement if such breach or default is not cured five (5) business days after Purchaser's receipt of notice from Seller of such breach or default; or

(iii)

by either Purchaser or Seller if (A) a trustee or receiver is appointed for the other party, (B) a court orders that any assets of the other party be attached, (C) the other party makes an assignment for the benefit of creditors, or (D) a voluntary or involuntary petition or proceeding is filed by or against the other party under any bankruptcy, reorganization, insolvency or similar law relating to relief of creditors or debtors.  Such termination shall be effective ten (10) days after certified receipt by the other party of notice of such termination.

(b)

This Agreement shall terminate at the end of the Transition Period, unless extended by written agreement between the parties hereto.

(c)

In the event this Agreement is terminated for any reason, the parties shall be fully discharged from their obligations hereunder (except as set forth in Section 3, 8, 10(b)(i)).

(d)

Termination of this Agreement will have no effect on any other agreements between Purchaser and Seller except to the extent such effect is identified and mutually and specifically agreed upon in writing between the parties.

Section 3.  Compensation.

(a)

In consideration for the Services, Purchaser shall provide Seller compensation for the Services on the terms and/or at the rates as set forth on Schedule F.

(b)

Seller shall invoice Purchaser for the payments described in Section 3(a).  Each such invoice shall be in reasonable detail and contain such information as Purchaser may reasonably request.  Purchaser shall remit to Seller the amount reflected on each such invoice within five (5) business days after its receipt.

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(c)

Seller shall keep and maintain complete and accurate books, records and accounts of its activities hereunder and the Services provided hereunder.  Seller shall prepare and furnish to Purchaser such information and reports regarding its activities hereunder and the Services provided hereunder as Purchaser may reasonably request from time to time.  Purchaser (and its representatives) shall have the right to examine, inspect and copy the books, records and accounts of Seller relating to the Services provided hereunder at reasonable intervals during regular business hours.

Section 4.  Discontinuation of Services.  Purchaser may discontinue a particular Service or all Services provided by Seller by sending notice of such discontinuation to Seller not less than thirty (30) days prior to the date such Service is to be discontinued.  Once a particular Service or all Services have been discontinued, Seller shall not be required to resume providing such Service or Services.  The parties contemplate that certain of the Services will be discontinued from time to time prior to the end of the Transition Period.  Seller agrees to cooperate with and to provide, at Purchaser's sole cost (invoiced as provided in Section 3(b), above), reasonable assistance to Purchaser in connection with the transition of the Services discontinued hereunder (whether at the expiration or termination of this Agreement, under this Section 4, or otherwise), including without limitation all costs related to Purchaser's vacation of Licensed Premises.

Section 5.  Representations and Warranties.  Seller shall provide IT Support and Administrative Support (as described on Schedule A attached hereto) in a manner which is substantially similar in nature, quality and timeliness to the services performed by Seller for the Business, consistent with Seller's normal operation of its business, prior to the date hereof, and in accordance with all applicable laws.  SELLER MAKES NO OTHER WARRANTIES IN THIS AGREEMENT, EXPRESS OR IMPLIED.

Section 6.  Covenants.  During the Transition Period, Seller shall maintain the Space so that the Business can be operated therein consistent with the manner in which Seller operated the Business prior to the date hereof.  During the Transition Period, Seller shall, at Purchaser’s request, take such steps reasonably necessary to ensure that the Leased Employees comply with the terms of any agreements between any such Leased Employee and Seller, including, without limitation, any agreements to assign intellectual property, any confidentiality agreements or any non-competition/non-solicitation covenants.

Section 7.  Reserved.   Intentionally Omitted.

Section 8.  Confidentiality.  Purchaser and Seller each acknowledge that in connection with the provision or receipt of Services, each party will have access to highly confidential information about the other party which, if exploited in contravention of this provision, would seriously, adversely and irrevocably affect the business of the other party.  Consequently, each party agrees that during the Transition Period and for a period of five (5) years following the termination of this Agreement, it shall maintain the confidentiality of all information about the business, operations and financial condition of the other party that it has access to by virtue of the provision or receipt of Services, and it shall not use any such information for any purpose, except as is strictly necessary to comply with the terms of this Agreement.  Each party further agrees that during the Transition Period and for a period of five (5) years following the termination of this Agreement, it shall not, nor

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shall any of its Affiliates or employees, use in any manner any of the confidential information to which it or any of its Affiliates or employees have access by virtue of providing or receiving the Services, except if such information (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (b) is known by the receiving party, without being in breach of any other obligation, at the time of receiving such information, provided the receiving party can demonstrate such knowledge by dated written records; provided, however, that Seller’s knowledge of any confidential information as it existed at the time such information was transferred to Purchaser pursuant to the Asset Purchase Agreement shall still be considered Confidential Information under this Agreement; (c) is hereafter furnished to the receiving party by a third party who is not bound by an obligation of confidentiality to the disclosing party with respect to such information; (d) is independently developed by or on behalf of the receiving party without any breach of this Agreement as demonstrated by dated written records; (e) is subject of a written permission to disclose provided by the disclosing party; (f) is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (g) is required to be furnished or disclosed to a Governmental Entity or by Laws.  If a party is compelled by a requirement of a Governmental Entity or by Laws (including, without limitation, by subpoena or court order, but not pursuant to routine filing requirements) or discovery to disclose any confidential information, such party will promptly notify the other party in writing prior to making any disclosure to provide the other party a reasonable opportunity to either waive any objection to such disclosure or request a remedy from the appropriate authority, and the parties will reasonably cooperate in efforts to obtain such a remedy.  If the notified party waives its objections or is unsuccessful in its request or fails to make such a request, the party required to disclose confidential information will furnish only that portion of such confidential information that is legally required.

Section 9.  License.

(a) Definitions:

(i)

“Licensed Premises” means the Space, and may refer to one or all of such areas, as the context implies.  The Licensed Premises are comprised of the service and utilities areas, individual offices and/or workstations and other space designated for use by employees of Purchaser and SRC Transition Personnel.  The Licensed Premises shall also include furniture, fixtures, and equipment to the extent agreed in this Agreement

(ii)

“Seller's Property” means, with respect to any particular Licensed Premises, the real property owned by Seller that is adjacent to and associated with each Licensed Premises.

(b)

Seller hereby grants to Purchaser a license and the right to: (i) use the Licensed Premises and the Seller's Property for the Permitted Use only; (ii) use "common areas" at the Seller's Property; (iii) access the Licensed Premises through the Seller's Property, but only if the Licensed Premises cannot be adequately accessed from other "common areas"; (iv) use elevators, cafeterias, hallways, lavatories, and lounges within the Seller's Property to the extent that they are generally available to all occupants of the Seller's Property; (v) use other areas within the Seller's Property to the extent required under this Agreement; and (vi) use parking lots and parking spaces to the extent

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they are made available to Purchaser on a non-exclusive basis (the "License").  This License is not a grant of real property rights.

(c)

Software Licenses:  By June 18, 2007, Purchaser shall obtain licenses to use any software on the computers included in the Assets from the applicable software providers to the extent such licenses are required under the terms of the licenses of such software to Seller or remove such software and/or related keys from Purchaser's systems.

(d)

Permitted Use

(i)

The Licensed Premises and the Seller's Property will be used solely to operate the Business in accordance with the requirements of this Agreement and the Asset Purchase Agreement (“Permitted Use”).  Purchaser will observe and comply with: (A) any applicable Law; (B) the principles, rights, responsibilities, and obligations articulated in this Agreement; (C) Seller's then current standards, rules and procedures relating to the premises; and (D) all other reasonable requests of Seller as relating to the Licensed Premises.

(ii)

Purchaser shall abide by and observe the security measures adopted by Seller to protect its personnel and assets, including confidential or proprietary business information; and emergency preparedness and management protocols and procedures required as a part of Seller's risk management program for the Seller's Property.  Seller will establish security protocols with respect to the Licensed Premises and Purchaser will assure that its employees comply with those protocols throughout the Transition Period.

(iii)

Purchaser will not at any time over-burden or exceed the capacity of the mains, feeders, ducts, conduits, or other facilities by which such utilities are supplied to, distributed in or serve the Licensed Premises.

(e)

Condition Of Licensed Premises.  Purchaser will accept the Licensed Premises in “As-Is/Where-Is” condition.  SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE LICENSED PREMISES, INCLUDING ANY WARRANTIES AS TO THEIR CONDITION OR SUITABILITY FOR USE BY PURCHASER.

(f)

Alterations.  Purchaser will not make or permit any improvements, alterations, fixed decorations, substitutions or modifications to the Licensed Premises without Seller's prior written consent.

(i)

If Seller consents to any such Alterations, such Alterations will: (A) be performed at Purchaser's sole cost and expense; (B) be made in strict compliance with Seller’s then current standards, rules and procedures, and (C)  remain a part of the Licensed Premises at the termination or expiration of this Agreement.  Purchaser will be solely responsible for any and all moving expenses incurred while using the Licensed Premises.

(ii)

Seller will be the vendor of choice for all approved Alterations and other construction and related services at the Licensed Premises, including the installation of fixtures, workstations and other similar items.  Unless Seller elects otherwise by written notice to Purchaser,

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all such services will be contracted through Seller.  Purchaser will reimburse Seller for one hundred percent (100%) of the costs of all such work, including the costs of preparing plans and specifications for the work (if applicable), plus a reasonable and customary management fee not to exceed ten percent (10%) of the cost of the work.

(g)

Possession / Surrender.  Purchaser will have the right to possess and occupy the Licensed Premises on and after the date hereof.  Purchaser shall be responsible for all costs and expenses of relocating Purchaser's employees to the Licensed Premises, to the extent provided in this Agreement.

(i)

Purchaser will surrender possession of the Licensed Premises to Seller upon the termination of this Agreement broom clean and in as good order and condition as on the date hereof, subject to ordinary wear and tear; provided, however, that Seller shall continue to provide such cleaning services in the Licensed Premises as it provided immediately prior to the date hereof.  Purchaser will be responsible for all expenses of relocating employees of Purchaser to new space.

(ii)

If Purchaser remains in possession of the Licensed Premises after the termination of this Agreement, then Seller may (A) declare a default and exercise the remedies available under this Agreement, including summary proceedings to recover possession of the Licensed Premises, in which case Purchaser may owe Damages and additional rent for holding over and (B) require Purchaser to vacate the Licensed Premises without advance notice.

(h)

Indemnification.

(i)

Subject to the provisions of this Section 9, Purchaser and DoubleDay Holdings, LLC will defend, indemnify and hold Seller, and its respective officers, directors and agents harmless from and against any and all Damages, proximately caused by: (A) any act, omission, negligence, work or other activity performed by the employees or agents of Purchaser or its Affiliates in the Licensed Premises or on Seller's Property; or (B) claims by any of the employees or agents of Purchaser or its Affiliates stemming from its presence on Seller's Property; or (C) claims of third-parties other than Seller’s employees (including the Leased Employees through June 18, 2007) with respect to conditions or events in the Licensed Premises.  This indemnity is in addition to, and not in substitution for, any other indemnities given by Purchaser or DoubleDay Holdings, LLC under this Agreement or the Asset Purchase Agreement and it will survive the termination of this Agreement, but only with respect to claims for which the event giving rise to the claim occurred before termination.

(ii)

No parties will be construed to be obligated to indemnify the others: (A) against the willful or negligent conduct of any party that might otherwise be indemnified; or (B) in excess of amounts permitted by applicable Law.  This License will be construed as necessary in order to bring the indemnification provisions into compliance with applicable Laws.

(i).

Provisions Regarding Employees.  The parties anticipate that all employees of Purchaser assigned to work within the Licensed Premises during the Transition Period will be persons employed by Seller immediately before the date of this Agreement.  Purchaser will not assign any other individuals to work at the Licensed Premises unless Purchaser has obtained a current background check and drug screening (comparable to the checks and screenings Seller

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obtains on its own employees at Seller's Property) before the individual first enters Seller’s Property.  At all times they are on Seller’s Property, employees of Purchaser will be subject to the following requirements:

(i)

Employees of Purchaser will (A) comply with Seller's rules and regulations regarding personal and professional conduct generally applicable to all personnel at Seller’s Property, (B) comply with Seller’s reasonable requests pertaining to personal and professional conduct, (C) attend workplace safety and security training offered by Seller, at Seller’s request and at no cost (other than nominal) to Purchaser, and (D) otherwise conduct themselves in a businesslike manner.

(ii)

Employees of Purchaser will wear badges and otherwise clearly identify themselves as employees of Purchaser and not as employees of Seller.  This obligation applies to any and all communications, whether oral, written or electronic.

(iii)

To the extent permitted by applicable Laws, Purchaser agrees to immediately expel and remove from Seller's Property, any employee of Purchaser known to be (or reasonably suspected of) engaging in substance abuse while at Seller's Property.  In the case of reasonable suspicion, any such expulsion or removal will be temporary, pending completion of the applicable investigation.  For the purpose of this provision, the phrase “engaging in substance abuse” includes the sale, attempted sale, possession or use of illegal drugs, drug paraphernalia, or, to the extent not permitted at Seller’s Property, alcohol, or the misuse of prescription or non-prescription drugs.

Section 10.  Transfer of SRC Transition Personnel; Further Insurance Provisions.

(a) Purchaser shall, at its own expense, procure and maintain in full force and effect, with financially sound and responsible insurers, insurance consistent with the provisions of this Section 10.  Seller shall continue to maintain its insurance consistent with the periods prior to the date of this Agreement.  On request, each party shall name the other party as an additional insured and provide the certificates evidencing compliance with this Section.

(b)  Definitions:

(i)

“SRC Transition Personnel” means only those employees of Seller as of the date hereof that are listed on Schedule D attached hereto.  SRC Transition Personnel (A) shall remain employees of Seller until no later than June 18, 2007, and (B) shall be offered to commence employment with Purchaser no later than June 18, 2007, in accordance with the provisions of Section 10, below.

(ii)

"SRC Retained Personnel" means only those employees of Seller as of the date hereof that are listed on Schedule E attached hereto.

(iii)

“SRC Employee” means any employee of Seller as of the date hereof that is not listed on Schedule C.  SRC Employees (A) shall remain employees of Seller throughout the Transition Period, and (B) shall remain employees of Seller after termination of the Transition Period.

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(c) The following shall apply effective as of the earlier of (1) June 18, 2007, (2) termination of the Transition Period, or (3) as Seller and Purchaser otherwise agree to in writing:

(i)

SRC Transition Personnel shall be employees of Purchaser to the extent SRC Transition Personnel and Purchaser reach agreement as to the terms of such employment.  If so employed, Purchaser shall be responsible for severance, wages, employee benefit and any other employment-related expense, as relating to SRC Transition Personnel other than any obligation of Seller.

(ii)

Purchaser shall furnish and keep in full force and effect at all times after the above date, and during the balance of the term of this Agreement, workers’ compensation insurance covering all SRC Transition Personnel.  Purchaser shall cause that appropriate evidence of insurance be filed with the Ohio Workers' Compensation Bureau and with the Worker’s Compensation Bureau of any other state as deemed necessary by Seller.

(iii)

If any SRC Transition Personnel is to drive a vehicle of any kind for either Seller or Purchaser, Purchaser shall furnish automobile liability insurance covering said vehicle and said SRC Transition Personnel. The policy of automobile insurance shall insure against public liability for bodily injury and property damage, with a minimum combined single limit of One Million Dollars ($1,000,000.00) and uninsured motorist or personal injury protection, or equivalent coverage, of at least the minimum limits required by the state where such “no fault” laws apply.  Purchaser shall cause its insurance carrier to name the SRC Transition Personnel and Seller as additional named insureds and loss payees, and to issue a Certificate of Insurance to Seller whereby Seller is provided not less than thirty (30) days advance notice of cancellation or material change in any such automobile liability insurance coverage.

(iv)

Purchaser agrees to cause its insurance carrier to name Seller as an additional insured on Purchaser's general liability insurance policy, and shall issue a Certificate of Insurance evidencing same to Seller whereby Seller is provided not less than thirty (30) days notice of cancellation or material change in said general liability insurance policy. The minimum requirements of said general liability insurance policy shall be One Million Dollars ($1,000,000.00) combined single limit including, but not limited to, where applicable, premises, operations, products, completed operations, contractors, personal injury, host liquor liability, independent contractors and full liquor liability.

(d)

Purchaser shall offer employment to the SRC Transition Personnel in accordance with the provisions of Section 6.8 of the Asset Purchase Agreement.  Seller shall terminate any SRC Transition Personnel who do not accept Purchaser’s offer of employment on or before June 18, 2007.

(e)

Purchaser and DoubleDay Holdings, LLC shall defend, indemnify and hold Seller harmless for any severance and accrued vacation liability of Seller with respect to SRC Transition Personnel up to a maximum of $50,000 in the aggregate which shall not include any payments made to Ira Goldstein pursuant to the Incentive Agreement or to Doug Patterson pursuant to the Benefits Exit Agreement.

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Section 11.  Exclusion of Consequential Damages.  OTHER THAN AS PROVIDED ABOVE IN SECTIONS 9(h) AND 10(e), NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCE BE RESPONSIBLE FOR OR LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THE BREACH OF WARRANTIES. IN NO EVENT SHALL SELLER'S LIABILITY OF ANY KIND EXCEED THE AMOUNT REMITTED BY PURCHASER UNDER THIS AGREEMENT (EXCLUDING AMOUNTS THAT ARE REMITTED BY PURCHASER WITH RESPECT TO PAYROLL AND ACCOUNTS PAYABLE PAID BY SELLER) AS OF THE DATE THE LIABILITY ACCRUES.

Section 12.  Relationship of the Parties.  In connection with this Agreement, each party shall at all times act as an independent contractor and not as an agent, employee or legal representative of the other party.  Neither party shall have the power or authority, express or implied, to obligate or bind the other party in any way.  The employees of Seller engaged in the performance of the Services shall at all times be and remain the employees of Seller, unless otherwise expressly provided by this Agreement or the Asset Purchase Agreement.

Section 13.  Entire Agreement.   Subject to Section 2(d) above and Section 26 below, this Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

Section 14.  Captions.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15.  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by a nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

To Standard:

The Standard Register Company

600 Albany Street

Dayton, Ohio 45418

Attention:  Kathryn A. Lamme, Esq.

with a copy to:

Dinsmore & Shohl LLP

255 E. Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Attention: Harvey J. Cohen, Esq.

Fax number:  (513) 977-8141

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To  Exped:

Exped, LLC

6450 Sand Lake

Dayton, Ohio 45414

Attention:  Mr. Brian Kohr

With a copy to:

Chernesky, Heyman & Kress P.L.L.

10 Courthouse Plaza, S.W., Suite 1100

Dayton, Ohio  45402

Attention: Richard A. Broock, Esq.

Fax number: 937-463-4940

All such notices, requests, claims, demands and other communications will (a) if delivered personally to the address as provided in this Section 15, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 15, be deemed given upon facsimile confirmation, and (c) if delivered by overnight courier to the address as provided in this Section 15, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case, regardless of whether such notice, request, claim, demand or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 15).  Any party hereto from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

Section 16.  Equitable Relief.  Each party acknowledges that another party may be irreparably injured by any breach of this Agreement; accordingly, each party shall be entitled to seek specific performance and other injunctive relief as remedies for any breach (or threatened breach) of this Agreement by any other party, in addition to all other remedies available at law or in equity.

Section 17.  Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Ohio without regard to its conflict of laws rules.

Section 18.  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Section 19.  Severability.  If any provision hereof or the application of such provision to any party or any circumstances shall be held invalid or unenforceable to any extent, the remainder thereof and the application of such provision to other circumstances shall not be affected thereby and such provision shall be enforced to the greatest extent permitted by applicable law and such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof.

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Section 20.  Amendment and Waiver.  This Agreement may not be amended or modified or any right or remedy herein waived except by a writing signed by a duly authorized representative of each of the parties.

Section 21.  Reservation of Rights.  No failure by either party to insist upon strict compliance by the other party with any of the terms, provisions, or conditions of this Agreement in any instance shall be construed as a waiver or relinquishment by any party of another party's right to insist upon strict compliance therewith in the future.

Section 22.  Assignment.  This Agreement and the obligations of the parties hereunder may not be assigned or transferred by either party without the prior written consent of the other party.

Section 23.  Subcontractors.  Seller may delegate the performance of its duties under this Agreement to subcontractors, provided that Seller shall remain responsible for the performance of the delegated duties.

Section 24.  No Right of Set-Off.  All payments to be made by either party under this Agreement will be made free of any set-off, deduction or hold-back and will be promptly remitted to the party entitled to receive payment hereunder.

Section 25.  Force Majeure.  Other than for payments due hereunder, neither party (the "Affected Party") will be liable to the other party (the "Non-Affected Party") for failure to perform any part of this Agreement if such failure results from an act of God, war, revolt, revolution, sabotage, actions of a Governmental Entity, laws, regulations, terrorism, embargo, fire, strike, other labor trouble, or any similar cause beyond the control of the Affected Party other than financial difficulties of such party.  Upon the occurrence of any such event which result in, or will result in, delay or failure to perform according to the terms of this Agreement, the Affected Party will promptly give notice to the Non-Affected Party of such occurrence and the effect and/or anticipated effect of such occurrence.  The Affected Party will use its commercially-reasonable efforts to minimize disruptions in its performance and to resume performance of its obligations under this Agreement as soon as practicable.  If an event of Force Majeure last for more than one hundred and eighty (180) days, the Non-Affected party may terminate this Agreement.

Section 26.  Controlling Agreement.  This Agreement, the Asset Purchase Agreement and the other Ancillary Agreements are intended to be mutually explanatory of one another and shall, to the extent possible, be interpreted as a whole.  This Agreement is delivered pursuant to the Asset Purchase Agreement and is subject to the conditions, representation, warranties and covenants provided therein, and if and to the extent the provisions of this Agreement and the Asset Purchase Agreement are inconsistent, the provisions of the Asset Purchase Agreement shall be controlling.  To the extent the provisions of the body of this Agreement and the Schedules of this Agreement are inconsistent, the provisions of the body of this Agreement shall be controlling.

Section 27.  Survival.  The provisions of Sections 3, 4, 8, 9(h), 10(c)(i), 10(e), 11 and 17 will survive the expiration or termination of this Agreement for any reason.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXPED, LLC

By__________________________________

     Title:

THE STANDARD REGISTER COMPANY

By__________________________________

     Title:

Solely for purposes of Sections 9(h) and 10(e)

DOUBLEDAY HOLDINGS, LLC

By__________________________________

     Title:

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SCHEDULE A

Services

Seller will provide the following Services to Purchaser on a similar basis as was required to run the Business immediately prior to the date hereof.  Both Seller and Purchaser will use their commercially-reasonable efforts to work together to agree upon and take actions necessary to complete the transition.  Applicable sales tax will be charged in accordance with legal regulations.  The services and charges contained in this document are the best estimates at this time.  To the extent that additional or unidentified services or charges are incurred, Seller will pass on such services or charges at its cost to Purchaser as additional expense.

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SCHEDULE A-1

Administrative Support

General

Seller shall provide such administrative and support services (including payroll services, accounts payable, benefits services, expense report processing, purchasing, customer billing and invoicing services) (collectively "Administrative Support"), as currently provided in the Business, as Purchaser may reasonably request.

Duration

Payroll services will be provided for a period commencing as of the date hereof and concluding no later than June 18, 2007.  With respect to all other Administrative Support, for a period commencing as of the date hereof and concluding no later than June 18, 2007.

Cost

No charge except for documented out of pocket expenses incurred by Seller.

Included Service

•

Bi-weekly payroll runs and related withholdings and deposits.

•

Benefit coordination on above payroll consistent with existing benefits.

•

Disbursement and accounts payable services consistent with existing processes.

•

Invoicing, collection, statement generation, A/R follow up, cash transfers, consistent with existing processes.

•

Expense report processing.  Costs reimbursed to Seller.

Excluded Service

Seller will not provide accounting services.  Seller will provide detail on transition related transactions that Purchaser requires to book necessary entries on their ledger.

Conditions

The parties will work together to provide the Administrative Services necessary to operate the Business.  Assistance will be required from employees of Purchaser in this pursuit.   The parties recognize that transition services of this nature will require manual intervention in Seller systems and will therefore require some additional time and collaboration to complete.

Purchaser agrees to provide reasonable and periodic access to Purchaser's Controller through July 31, 2007, for purposes of assisting Seller in transitioning such position to a replacement resource and to assist in closing the books of Seller's ExpeData business unit.

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SCHEDULE A-2

IT Support

General

Seller shall provide information technology, network services, information technology management, and telecommunications support (collectively "IT Support"), as currently provided to the Business, but shall not include access to Seller's confidential applications.

Duration

For a period commencing as of the date hereof and concluding no later than October 31, 2007.

Cost

Pursuant to Schedule F.  Any additional services shall be provided at Seller's cost.

Included Service

Monitoring & Support Services

•

Monitoring Servers – HP HW & O/S support for monitoring servers (only the fourteen (14) blade servers)

•

Monitored SQL – HP support charge for one (1) SQL database

•

Desktop Services – HP PC Support

•

Service Desk -  HP service desk support and call-in support for PC / Network and Seller's off the shelf software included on existing Seller laptops / desk top images.

•

Phone Port – HP support for voice phone

•

Network Services – HP support charge for Network.

•

Solutionary Services – Direct charge from Solutionary

•

Email Hosting & Support

•

Firewall Support

Telecom

•

Blackberry and Mobile Voice Services

•

Intercall Services & Access Line (charged as incurred)

•

Local and long distance voice

•

Mobile voice and data services charged as incurred.

Data Center & Internet

•

SAN storage

•

File & Print Services / H:drive storage

•

Computer room floor space (AC, power, UPS)

•

Internet Access.

Licensing

•

Desk top OS / Server OS

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Excluded Service

•

HP does not support the ExpeData application in any capacity.

•

HP does not support Dev / QA environments.

•

Cost (incurred by HP & Seller) related to the exit, relocation and new environment set up will be the responsibility of Purchaser.

Conditions

•

All Services provided will be charged as indicated on Schedule F.  Note that several “direct” charges do not have an indication on Schedule F.  These charges will be passed on at cost to Purchaser based upon incurred amounts.

•

As of this writing HP has not yet been notified of the terms of the deal.  Any objection on their part may require an amendment to this plan to be developed by the two parties, including additional costs.

•

All stated rates are consistent with current levels of support and devices.  Additional support and users will be passed on at Seller costs.

•

Only Seller supported solutions will be allowed.

•

Purchaser will be required to enter into new software agreements by June 18, 2007.

•

All Seller owned master licensing keys must be removed from all equipment upon exit of Seller's premises at the end of this agreement.  Purchaser must attest to the completion of this step.

•

Desktop / laptop re-mage must be completed prior to the end of the transition.

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SCHEDULE A-3

Printing Arrangement

General

Seller agrees to host printing equipment for an interim period of time.

Duration

For a period commencing as of the date hereof and concluding no later than June 18, 2007.

Cost

Pursuant to Schedule F.  Any additional services shall be provided at Seller's cost.

Included Service

Maintain service contracts, provide space, electricity, heat, water, existing network feeds.

Excluded Service

Tear down, shipping and set up of equipment related to moving to Purchaser's locations.  Seller is not responsible for the up time of the equipment.  No management provided.

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SCHEDULE B

Office Space

General

Seller shall lease to Purchaser, on a month to month basis, approximately 8,100 square feet of office space in Dayton, Ohio, and approximately 2,900 square feet of office space in Carol Stream, IL, used by Seller's employees prior to the date hereof to operate the Business, plus as designated parking facilities.

Duration

For a period commencing as of the date hereof and concluding no later than October 31, 2007.

Cost

See Schedule F

Included Service

Space, common area, electricity, heat, water, janitorial, furniture (existing) and security.

Excluded Service

•

Does not include any space at 600 Albany Street Building 1.

•

In the event that Purchaser locates production equipment in Dayton the electricity charges will need to be revisited.

Conditions

•

Purchaser agrees to return space in a condition similar to that at the time of Closing.

•

Purchaser must provide thirty (30) days notice of cancellation of licensed Space.

•

Assumes that two (2) sales reps are totally virtual and do not occupy Seller's premises.

•

Note that the space in Tolland is included on the Print Arrangement schedule.

•

In the event that additional production equipment is located in Dayton, the electricity charge included above will be reevaluated.

•

Upon departure Purchaser is entitled to the furniture in the four (4) private offices, plus comparable workstations from Seller's storage for the number of Dayton-based SRC Transition Personnel.  If necessary, Seller will provide used new or used parts (at their discretion) in order to create comparable workstations.  The cost to move and install the furniture will be paid by Purchaser.

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SCHEDULE C

Leased Employees

1.

Doug Patterson

2.

Ira Goldstein

3.

Kay Malicote

4.

Lee Brown

5.

Eric Brunswick

6.

Nic Garrett

7.

Eric Johns

8.

Paul Klingman

9.

Tim Koenitzer

10.

Jonathan Lamb

11.

Deb Martinec

12.

Keith A. Robitschek

13.

Ray Terrill

14.

AJ Wrape

15.

Scott J. B. Stultz

16.

Louis Schatzberg

17.

John O'Hara

18.

Scott Weeks

19.

Gayle A. Whitmer

20.

Denise A. Davidenko

21.

Daniel M. Faber

22.

Jaclyn M. Ellison

23.

Mike O'Connor

24.

Donita K. Giallombardo

25.

Kenneth A. Schmidt

26.

Joe Christopher

27.

Steve Henson

28.

Nancy S. O'Reilly

29.

Ajay Jindal

30.

Jeffrey R. Alyea

31.

Kevin J. Daley

32.

Diane Langos

33.

Brandon Major

34.  Scott T. Svehlak

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SCHEDULE D

SRC Transition Personnel

1.

Doug Patterson

2.

Ira Goldstein

3.

Kay Malicote

4.

Lee Brown

5.

Eric Brunswick

6.

Nic Garrett

7.

Eric Johns

8.

Tim Koenitzer

9.

Jonathan Lamb

10.

Deb Martinec

11.

Ray Terrill

12.

Louis Schatzberg

13.

John O'Hara

14.

Scott Weeks

15.

Mike O'Connor

16.

Joe Christopher

17.

Steve Henson

18.

Ajay Jindal

19.

Diane Langos

20.

Brandon Major

21.

Scott J. B. Stultz

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SCHEDULE E

SRC Retained Personnel

1.

Jeffrey R. Alyea

2.

Kevin J. Daley

3.

Denise A. Davidenko

4.

Jaclyn M. Ellison

5.

Daniel M. Faber

6.

Donita K. Giallombardo

7.

Nancy S. O'Reilly

8.

Keith A. Robitschek

9.

Kenneth A. Schmidt

10.

Gayle A. Whitmer

11.

Paul Klingman

12.

AJ Wrape

13.

Scott Svehlak

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SCHEDULE F

Compensation

The cost of transitional services charges are shown on the attached spreadsheets.  Several important concepts apply to theses charges, as follows:

•

The services and charges contained in this document are the best estimates at this time.  To the extent that additional or unidentified services or charges are found Seller will charge the costs incurred to Purchaser as additional monthly expense.

•

Any costs incurred by Seller or Seller-contracted vendors during any transition activities will be charged directly to Purchaser, including: payroll, travel, accounts payable, direct IT charges, etc.

•

Payroll amounts are estimated, actual payroll incurred will be charged.  Payroll services will be provided until June 18, 2007.

•

Costs incurred by Seller to transition Purchaser off of Seller IT and telecom systems will be charged to Purchaser at Seller's cost.

Sales tax will be added to all charges according to the laws of the jurisdiction.  Note: we know that payroll services and IT outsourcing will be subject to sales tax.

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